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                                  Exhibit 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, Marc L. Rose, Chief Financial Officer of Protalex, Inc. (the "Registrant"), do hereby certify pursuant to Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended, and Section 1350 of Chapter 63 of Title 18 of the United States Code that:

(1) the Registrant's Annual Report on Form 10-KSB for the year ended May 31, 2005 (the "Report"), to which this statement is filed as an exhibit, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Dated: August 26, 2005                  By: /s/ Marc L. Rose
                                            ------------------------------------
                                            Marc L. Rose
                                            Chief Financial Officer